UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 4, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS

     On October 4, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.



ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release, dated October 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: October 6, 2005

EXHIBIT 99.1.


NEWS RELEASE                                                           CONTACTS:
                                              Media Relations:  Katherine Potter
                                                                    408-792-1168
                                                             kpotter@calpine.com
                                               Investor Relations:  Karen Bunton
                                                         408-995-5115, Ext. 1121
                                                             kbunton@calpine.com


              Calpine Prices $300 Million Preferred Shares Offering
                           By CCFC Preferred Holdings


     (SAN JOSE, Calif.) /PR Newswire - First Call Oct. 4, 2005 - Calpine Corporation's [NYSE:CPN] indirect subsidiary, CCFC Preferred Holdings, LLC, has priced its $300 million offering of 6-Year Redeemable Preferred Shares due 2011 at LIBOR plus 950 basis points. Net proceeds from the offering of the Redeemable Preferred Shares will be used as permitted by Calpine's existing bond indentures. Calpine expects the transaction to close within the next two weeks.

     The Redeemable Preferred Shares have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States or any state absent registration or an applicable exemption from registration requirements. The Redeemable Preferred Shares were offered in a private placement in the United States under Section 4(2) and Regulation D under the Securities Act of 1933. This press release shall not constitute an offer to sell or the solicitation of an offer to buy. Securities laws applicable to private placements limit the extent of information that can be provided at this time.